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                                                                 EXHIBIT 10.10


                          WAIVER AND SECOND AMENDMENT

                 SECOND AMENDMENT, dated as of April 22, 1998 (this "Second Amendment"), to the Credit Agreement, dated as of February 28, 1997 (as amended by the First Amendment, dated as of March 25, 1997, the Waiver, dated as of March 11, 1998 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement), among STC BROADCASTING, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), NATIONSBANK OF TEXAS, N.A., as documentation agent (in such capacity, the "Documentation Agent"), and THE CHASE MANHATTAN BANK, as administrative and syndication agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                             W I T N E S S E T H :


                 WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower;

                 WHEREAS, the Borrower and certain of its Subsidiaries have either entered into or intend to enter into the following transactions (collectively, the "Transactions"):

         (a) pursuant to the Asset Purchase Agreement, dated as of February 3, 1998 (the "Purchase Agreement"), by and among Tuscaloosa Broadcasting, Inc., WPTZ Licensee, Inc. and WNNE Licensee, Inc. (collectively, the "Sinclair Subs") and STC Broadcasting of Vermont, Inc. ("STCBV"), the Sinclair Subs have agreed to assign, transfer and convey to STCBV (i) all of their right, title and interest in the assets of television stations WPTZ-TV, Channel 5, North Pole, New York (the "North Pole Station") and WNNE-TV, Channel 31, Hartford, Vermont (the "Hartford Station") and (ii) certain assets and rights of television station WFFF-TV, Channel 44, Burlington, Vermont (the "Burlington Station" and, collectively with the North Pole Station and the Hartford Station, the "Sinclair Stations") and STCBV has agreed to pay to the Sinclair Subs $72,000,000 (subject to certain adjustments) as consideration for the purchase of the assets of the Sinclair Stations under the Purchase Agreement (all of the foregoing transactions, collectively, the "Purchase Transactions");

         (b) pursuant to the Assignment and Assumption Agreement, dated as of April 20, 1998 (the "Assignment and Assumption Agreement"), STCBV has assigned all of its rights and obligations under the Purchase Agreement to its wholly-owned subsidiary, STC Broadcasting of Vermont Subsidiary, Inc. ("STCBV Sub");

         (c) it is intended that the closing of the Purchase Transactions shall take place in two





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                 stages as follows: (i) (A) the Sinclair Subs shall transfer the non-license assets relating to the Sinclair Stations to STCBV Sub (such transfer, the "Sinclair Non-License Transfer") in return for consideration from STCBV Sub of $70,000,000 (subject to certain adjustments) and (B) STCBV Sub shall enter into a time brokerage agreement (the "Sinclair Time Brokerage Agreement") with the Sinclair Subs, which shall provide for STCBV Sub to operate the Sinclair Stations for the Sinclair Subs and (ii) upon final approval by the Federal Communications Commission (the "FCC") for the transfer of the licenses relating to the North Pole Station and the Hartford Station from the Sinclair Subs to STCBV Sub, the licenses relating to those stations will be so transferred and the balance of the consideration owing under the Purchase Agreement will be paid;

         (d) pursuant to the Asset Exchange Agreement, dated as of February 18, 1998 (the "Exchange Agreement"), among the Borrower, STCBV, STCBV Sub and STC License Company ("STC License" and, collectively with the Borrower, STCBV and STCBV Sub, the "STC Parties") and Hearst-Argyle Stations, Inc. ("Hearst") (i) the STC Parties have agreed to assign, transfer and convey to Hearst all of their right, title and interest in the North Pole Station, the Hartford Station and television station KSBW-TV, Channel 8, Salinas, California (collectively, the "STC Transferred Assets") and (ii) Hearst has agreed to (x) assign, transfer and convey to the STC Parties all of its right, title and interest in (A) television stations WNAC-TV, Channel 64, Providence, Rhode Island (the "Providence Station") and WDTN-TV, Channel 2, Dayton, Ohio (the "Dayton Station") and (B) a Joint Marketing and Programming Agreement, dated as of June 10, 1996 (the "Joint Marketing Agreement"), between Clear Channel Television, Inc. ("Clear Channel") and Hearst and a Reciprocal Right of First Refusal, dated June 10, 1996 (the "Right of Refusal" and, collectively with the Joint Marketing Agreement, the Providence Station and the Dayton Station, the "STC Acquired Assets"), between Clear Channel and Hearst, (y) pay to the STC Parties $21,366,650 (subject to certain adjustments) and (z) operate for the Borrower, the Burlington Station for a period of up to two years from the closing date of the Exchange Agreement, pursuant to a time brokerage agreement (the "Hearst Time Brokerage Agreement") which shall provide, among other things, that the Borrower shall receive all income from the operation of the Burlington Station (net of Hearst's out of pocket expenses for such operation) and shall reimburse Hearst if the Burlington Station is operated at a net deficit (all of the foregoing transactions, collectively, the "Exchange Transactions");

         (e) after the consummation of the Sinclair Non-License Transfer, STCBV Sub shall transfer the non-license assets relating to the Burlington Station to an entity ultimately controlled, directly or indirectly, by Robert N. Smith (such transfer, the "Smith Transfer"); and



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         (f)     upon the consummation of the Sinclair Non-License Transfer,
                 (i) Hearst has agreed pursuant to the Exchange Agreement to make a loan to STCBV Sub on terms set forth in the credit agreement attached as Exhibit E to the Exchange Agreement (the "STCBV Sub Credit Agreement") in an aggregate amount of up to $72,000,000, the proceeds of which would be used to finance the purchase by STCBV Sub of the non-license assets of the Sinclair Stations pursuant to the Purchase Agreement, which loan (the "Hearst Loan") would be secured on a non-recourse basis by all of STCBV's right, title and interest in the capital stock of STCBV Sub and (ii) upon the consummation of the Exchange Transactions, the Hearst Loan would be repaid in full pursuant to the terms of the STCBV Sub Credit Agreement;

                 WHEREAS, the Borrower has requested that the Lenders amend and waive, and the Lenders have agreed to amend and waive, certain of the provisions of the Credit Agreement, to permit the Transactions and to effect certain other amendments, all upon the terms and subject to the conditions set forth below;

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 1. Consent to Transactions. (a) The Administrative Agent and the Lenders hereby consent to the Transactions and waive compliance with the provisions of:

         (i) subsection 6.10(c) of the Credit Agreement to the extent, and only to the extent, necessary to permit STCBV and STCBV Sub not to become Guarantors and Grantors and to permit the Borrower not to pledge the capital stock of STCBV and STCBV not to pledge the capital stock of STCBV Sub for so long as the Purchase Transactions and the Exchange Transactions shall not have been consummated;

         (ii) subsection 7.2 of the Credit Agreement to the extent, and only to the extent, necessary to permit STCBV Sub to incur the Hearst Loan;

         (iii) subsection 7.3 of the Credit Agreement to the extent, and only to the extent, necessary to permit STCBV to secure the Hearst Loan with all of its right, title and interest in the capital stock of STCBV Sub;

         (iv) subsection 7.5(d) of the Credit Agreement to the extent, and only to the extent, necessary to permit STCBV Sub to consummate the Smith Transfer;

         (v) subsection 7.5(d) of the Credit Agreement to the extent, and only to the extent, necessary to permit STCBV to assign all of its rights under the Purchase Agreement and the documents executed in connection therewith to STCBV Sub;

         (vi) subsection 7.5(h) of the Credit Agreement to the extent, and only to the extent, necessary to permit the STC Parties to consummate the Exchange Transactions; and


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         (vii)   subsection 7.13 of the Credit Agreement to the extent, and only to the extent, necessary to permit (i) the restriction contained in the Exchange Agreement on the Borrower's ability to assign any of its rights or obligations under the Hearst Time Brokerage Agreement to any person other than one of its affiliates or any person acceptable to Hearst, (ii) the restriction contained in the Exchange Agreement on the ability of the STC Parties to permit an encumbrance on the STC Transferred Assets and (iii) STCBV Sub to enter into the STCBV Sub Credit Agreement to the extent it limits the ability of STCBV Sub to (A) create, incur, assume or suffer to exist any Lien upon any of its Property or revenues or (B) pay dividends or make any other distributions, or pay any indebtedness owed, to Sunrise Television Corp. or the Borrower or any of its Subsidiaries.

                 (b) The Administrative Agent and the Lenders hereby consent that (i) the Incurrence by STCBV Sub of the Hearst Loan shall, for purposes of subsection 2.9(a) only, be deemed not to constitute an Incurrence of Indebtedness and hereby waive compliance with the provisions of subsection 2.9(a) of the Credit Agreement to the extent, and only to the extent, necessary to permit STCBV Sub to Incur the Hearst Loan on the terms set forth in the STCBV Sub Credit Agreement and not apply the Net Cash Proceeds thereof to the prepayment of the Term Loans and the Revolving Credit Loans and the reduction of the Revolving Credit Commitments and (ii) the Exchange Transactions shall be deemed not to constitute Asset Sales and hereby waive compliance with the provisions of subsection 2.9(b) of the Credit Agreement to the extent, and only to the extent, necessary to permit the Borrower to consummate the Exchange Transactions on the terms set forth in the Exchange Agreement and not apply the Net Cash Proceeds thereof to the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments.

                 2. Amendment to Subsection 7.1(e). Subsection 7.1(e) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting in lieu thereof the following:

             "Year                                        Amount

             1997                                       $4,750,000
             1998                                       $5,300,000
             1999                                       $5,800,000
             2000                                       $5,800,000
             2001                                       $5,800,000
             2002                                       $5,800,000
             2003                                       $5,800,000
             2004                                       $5,800,000"




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                 3.       Amendment to Subsection 7.7.  Subsection 7.7 of the
Credit Agreement is hereby amended by (i) deleting the number "$2,500,000" in the fifth line and substituting in lieu thereof the number "$3,000,000" and
(ii) adding at the end thereof but immediately prior to the period the following: "provided, that there shall be permitted during the 1998 and 1999 fiscal years additional Capital Expenditures in connection with the acquisition and refurbishment of KRBC-TV, Abilene, Texas and KACB-TV, San Angelo, Texas, not to exceed an aggregate of $2,000,000 during such fiscal years and which additional amounts shall be expended on or prior to the date which is one year from the date hereof".

                 4. Steubenville Station Waiver. The Lenders hereby waive any Default or Event of Default resulting solely from the failure of the Borrower to obtain FCC approval for the merger of the Steubenville Station into the Borrower, to consummate such merger or to redeem the SBP Stock, pursuant to subsection 6.11 of the Credit Agreement.

                 5. Effectiveness. This Second Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied:

                 (a) the Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by the Borrower and each of the other parties hereto;

                 (b) the Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each of the STC Parties authorizing the execution, delivery and performance of the Purchase Agreement, the Exchange Agreement and this Second Amendment (to the extent a party thereto) and the creation and perfection of the security interests and liens described in paragraph 8 below and all transactions in connection therewith, certified by the Secretary or an Assistant Secretary of each such STC Party as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                 (c) the Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of each of the STC Parties as to the incumbency and signature of each of the officers signing this Second Amendment, and any other instrument or document delivered by any of the STC Parties in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary; and

                 (d) executed versions of the Purchase Agreement and the Exchange Agreement (and any waivers, amendments, supplements or other modifications thereto) shall have been delivered and shall be in form and substance satisfactory to the Lenders and the Sinclair Non-License Transfer shall have been consummated pursuant to the terms of the Purchase Agreement.





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                 6.       Additional Conditions.  In addition, the waivers
described in paragraphs 1(a)(vi) and 1(b)(ii) are subject to each of the Lenders having received a certificate of the chief financial officer of the Borrower, in form and substance satisfactory to the Lenders, certifying that after giving effect to the Purchase Transactions and the Exchange Transactions, on a pro forma basis for the most recently completed 12-month fiscal period for which financial statements are available and on a projected basis for the immediately succeeding 12 months (a) no Default or Event of Default will have occurred and be continuing, (b) the Borrower will be able to meet its obligations pursuant to the Loan Documents and (c) the Borrower will be in compliance with all of the covenants contained in subsection 7.1 (which certificate shall include appropriate supporting calculations for demonstrating such compliance with subsection 7.1).

                 7. Representations and Warranties. On and as of the date hereof after giving effect to this Second Amendment, the Borrower hereby represents and warrants to the Lenders that:

                 (a)  Each of its representations and warranties contained in
         Section 4 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that the references to the Credit Agreement therein shall be deemed to include this Second Amendment; and

                 (b) No Default or Event of Default has occurred and is continuing.

                 8. Covenants. The Borrower agrees to and agrees to cause its Subsidiaries to, upon the consummation of the Purchase Transactions and the Exchange Transactions:

                 (a) execute and deliver such documents (including, without limitation, UCC financing statements and stock powers) and take such other actions (including, without limitation, the filing of such UCC financing statements and the delivery of stock certificates) as may be requested by or on behalf of the Administrative Agent, and in the form or manner as may be so requested, to perfect first priority security interests and liens of the Administrative Agent and the Lenders in the STC Acquired Assets;

                 (b) provide to the Administrative Agent promptly upon receipt thereof, copies of FCC consents on Form 732 relating to the transfer of control of the licenses of the various stations being transferred pursuant to the Purchase Agreement and the Exchange Agreement and such consents shall no longer be subject to reconsideration or review by the FCC; and

                 (c) transfer the Station Licenses under the authority of which the Providence Station and the Dayton Station are operated, to separate License Subsidiaries.





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                 9.       Continuing Effect; No Other Amendments.  Except as
expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein.

                 10. GOVERNING LAW; Counterparts. (a) THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 (b) This Second Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.





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                 IN WITNESS WHEREOF, the parties have caused this Second
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        STC BROADCASTING, INC.


                                        By: /s/ David A. Fitz
                                           -----------------------------------
                                        Title:  Executive Vice President and CFO


                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender

                                        By: /s/ David Staples
                                           -----------------------------------
                                        Title:  Vice President


                                        NATIONSBANK OF TEXAS, N.A., as
                                        Documentation Agent and as a Lender

                                        By: /s/ Anthony M. Cacheria
                                           -----------------------------------
                                        Title:  Vice President


                                        FINOVA CAPITAL CORPORATION

                                        By: /s/ Andrew Pluta
                                           -----------------------------------
                                        Title:  Vice President